SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2005

CAP ROCK ENERGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

TEXAS

(State or Other Jurisdiction of Incorporation or Organization)

0-32667	75-2794300
(Commission File Number)	(I.R.S Employer Identification No.)

500 West Wall Street, Suite 400, Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (432) 683-5422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01        REGULATION FD DISCLOSURE

On June 14, 2005, the Company issued a press release announcing the results of the 2004 Annual Shareholders Meeting.  The press release is attached to the current report as Exhibit 99.1

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(c)                        Exhibits

99.1                         Press Release by Cap Rock Energy Corporation, June 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAP ROCK ENERGY CORPPORATION

	By:	/s/ Celia B. Page
June 15, 2005	Celia B. Page
Vice President, Chief Accounting Officer,
Assistant Treasurer/Secretary and Controller

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release by Cap Rock Energy Corporation, June 14, 2005